Boston Police Department
Arrest Booking Form

Report Date: 04/19/2006 12:08
Booking Status: Verified
Printed By: Woodside, Kevin A.

District: 01 **UCR Code:** 2610
Court of Appearance: Boston Municipal Court
Master Name: SMITH, David A **Age:** 34
Location of Arrest: 1 Lincoln St, Boston

Booking Name: SMITH, David A
Alias:
Address:





Charges:
Trespassing (266-120)

Booking #: 06-00934-10
Booking Date: 04/19/2006 10:30
Incident #: 060204410
Arrest Date: 04/19/2006 10:20
CR Number: 005362-98
RA Number:

Sex: Male
Race: White Non-Hispanic
Date of Birth:
Place of Birth:
Marital Status: Single
Mother's Name:
Father's Name:
Height: 6'00
Weight: 150 **lbs**
Build: Slim
Eyes Color: Brown
Hair Color: Lt Brown
Complexion: Light
Occupation:
Employer/School:
Emp/School Addr: MA US
Social Sec. Number:
Operators License:
State:

Phone Used: Yes
Examined at Hospital: No
Breathalyzer Used: No
Examined by EMS: No
Scars/Marks/Tattoos:
Clothing Desc: dark blue suit/gray shirt/brown shoes

Arresting Officer:	BPD	07353	Moy, James
Booking Officer:	BPD	08184	Woodside, Kevin A.
Informed of Rights:	BPD	08184	Woodside, Kevin A.
Placed in Cell By:	BPD	08184	Woodside, Kevin A.
Searched By:	BPD	08732	Orne, Spencer

Cell Number: 06
Partner's #: 10090
Unit #: DTAIL
Trans Unit #: A202D

Cautions:
Booking Comments:
Visible Injuries:
no injuries

JUVENILE INFORMATION

Person Notified:
Address:
Notified By:
Relationship:
Juv. Prob. Officer:
Phone:
Notified Date/Time:

Bail Set By:
Bailed By:
Amount:
I Selected the Bail Comm.

Signature of Prisoner

BOP Check:	BPD	08184	Woodside, Kevin A.
Suicide Check:			
BOP Warrant:			
BOP Court:			

Signature of Duty Supervisor

APPLICATION FOR COMPLAINT	NUMBER	Trial Court of Massachusetts Boston Municipal Court Department

XX ARREST ☐ HEARING ☐ SUMMONS ☐ WARRANT

The within named complainant requests that a complaint issue against the within named defendant, charging said defendant with the offense(s) listed below.

Boston Municipal Court
Criminal Division, Room 411 —
Fourth Floor, New Court House
Boston, MA 02108

DATE OF APPLICATION	DATE OF OFFENSE	PLACE OF OFFENSE
04/19/2006	04/19/2006	1 LINCOLN ST BOSTON

NAME, ADDRESS AND ZIP CODE OF COMPLAINANT

DET. JAMES MOY #7353
BOSTON POLICE DEPT. A-1
40 NEW SUDBURY ST
BOSTON MA. 02114

NAME, ADDRESS AND ZIP CODE OF DEFENDANT

DAVID A SMITH

NO.	OFFENSE	G.L. Ch. and Sec.
1.	TRESSPASSING	
2.		
3.		
4.		

IF ADDITIONAL OFFENSES CHECK HERE. ☐ AND ATTACH.

DEFENDANT IDENTIFICATION INFORMATION — Complete data below if known.

C.C. #	DATE OF BIRTH	SEX	RACE	HEIGHT	WEIGHT	EYES	HAIR	SOCIAL SECURITY NUMBER
060204410		M	W	6'00	150	BRN	LT BRN	

COURT USE ONLY ⟶ A hearing upon this complaint application will be held at the Boston Municipal Court, Rm. 411 on DATE OF HEARING AT TIME OF HEARING COURT USE ⟵ ONLY

CASE PARTICULARS — BE SPECIFIC

NO.	NAME OF VICTIM Owner of property, person assaulted, etc.	DESCRIPTION OF PROPERTY Goods stolen, what destroyed, etc.	VALUE OF PROPERTY Over or under $100	TYPE OF CONTROLLED SUBSTANCE OR WEAPON Marijuana, gun, etc.
1	STATE STREET BANK ~~COMM OF MASS~~			
2				
3				
4				

OTHER REMARKS:

On 04/19/06, Detective James Moy while performing a paid detail at the State Street Bank for a stock holders meeting, arrested the defendant for tresspassing.

The defendant was told by the Chairman to sit down several times after his questions were answered, he refused and continued to be disruptive. Mr. Steve Baker, Director of Security also approached the defendant and informed him to leave. The defendant again refused and requested for a Boston police Officer, I approached and identified myself, at this point the defendant placed his hands behind his back and was escorted out of the meeting and placed under arrest without incident.

SIGNATURE OF COMPLAINANT

IF PROCESS IS ORDERED, THIS APPLICATION MUST BE PRESENTED AT ONCE TO PLEADING CLERK AT ROOM 411

NAMES OF WITNESSES	Recog. to S.C.	Give place of business or employment, if in Boston, otherwise, residence	ST NO.
PO Gene Chin		A-1	
Steve Baker		1 Lincoln St. Boston	

State if defendant is arrested YES Date of Arrest 04/19/06

COURT COPY

BMC-CR 1 2/86 FOR ADDITIONAL REMARKS OR WITNESSES-USE REVERSE OF ORIGINAL AND CHECK HERE ☐

Boston Police

Kathleen M. O'Toole, Commissioner

INCIDENT REPORT

ORIGINAL — STATUS: UNAPPROVED

KEY SITUATIONS	COMPLAINT NO.	RPT DIST.	CAD RA	RPT RA	CLEAR. DIST.
Others	060204410	A1	113	113	A1

UCR INCIDENT DESCRIPTION	UCR FINAL INCIDENT DESCRIPTION	STATUS	DATE OCCURRED FROM	DATE OCCURRED TO
		CLEARED BY ARREST	04/19/2006	

LOCATION OF INCIDENT	APT	DISPATCH TIME	TIME OCCURRED FROM	TIME OCCURRED TO
1 LINCOLN ST		10:26 AM	10:20 AM	

NEIGHBORHOOD	TYPE OF BUILDING	PLACE OF ENTRY	WEATHER	LIGHTING

TYPE OF WEAPON-TOOL	SUSPECT MODE OF TRANSPORTATION	VICTIM'S ACTIVITY	SUSPECT RELATIONSHIP TO VICTIM

UNUSUAL ACTIONS AND STATEMENTS OF PERPETRATOR

PERSONS

1 TYPE	NAME (LAST, FIRST, MI)	S.S. NO.	BOOKING NO.	DOCKET NO.
VICTIM	COMM OF MASS		0	

ALIAS	ADDRESS	GENDER	RACE	DOB	AGE
					0

HEIGHT	WEIGHT	BUILD	HAIR	EYES

OCCUPATION	MARITAL STATUS	CONTACT #1	CONTACT #2

SPECIAL CHARACTERISTICS(INCLUDING CLOTHING)

2 TYPE	NAME (LAST, FIRST, MI)	S.S. NO.	BOOKING NO.	DOCKET NO.
REPORTER	DET JAMES MOY		0	

ALIAS	ADDRESS	GENDER	RACE	DOB	AGE
	40 NEW SUDBURY ST , BOSTON MA 00000-0000				0

HEIGHT	WEIGHT	BUILD	HAIR	EYES

OCCUPATION	MARITAL STATUS	CONTACT #1	CONTACT #2
		(617)-343-4246	(000)-000-0000

SPECIAL CHARACTERISTICS(INCLUDING CLOTHING)

3 TYPE	NAME (LAST, FIRST, MI)	S.S. NO.	BOOKING NO.	DOCKET NO.
OFFENDER	SMITH,DAVID A		60093410	

ALIAS	ADDRESS	GENDER	RACE	DOB	AGE
		MALE	WHITE NON-HISPANIC		34

HEIGHT	WEIGHT	BUILD	HAIR	EYES
6-00	160	SLIM	LIGHT BROWN	BROWN

OCCUPATION	MARITAL STATUS	CONTACT #1	CONTACT #2

SPECIAL CHARACTERISTICS(INCLUDING CLOTHING)

NARRATIVE AND ADDITIONAL INFORMATION:

On 04/19/06, Det. J Moy while performing a paid detail at the stock holders meeting for the State Street Bank, arrested the defendant for trespassing. The defendants was told to sit down several times by the Chairman after his questions were answered, he refused and continued to be disruptive. Mr Steve Baker, Director of Security also informed the defendant to please leave, the defendant refused and asked for a Boston Police Officer. I approached the defendant and identified myself at this point the defendant placed his hands behind his back and was escorted out of the meeting. Defendant was placed under arrest without incident and transported by the A202D to Area A-1 for processing.

UNIT ASSIGNED	SHIFT	REPORTING OFFICER'S NAME	REPORTING OFFICER'S ID	PARTNER'S ID
DETAIL	2	JAMES MOY	7353	0

SPECIAL UNITS NOTIFIED(REPORTING)

Area A-1

DATE OF REPORT	TIME COMPLETED	APPROVING SUPERVISOR NAME	APPROVING SUPERVISOR ID
04/19/2006	11:34 AM	N/A	0

CRIMINAL COMPLAINT	DOCKET NUMBER 0601CR002507		Trial Court of Massachusetts Boston Municipal Court Department
DEFENDANT NAME **DAVID A. SMITH**		PAGE 1	

DEFENDANT NAME AND ADDRESS **DAVID A. SMITH**			
BIRTH DATE	GENDER MALE	RACE WHITE	HEIGHT 6'0"
PCF NUMBER	WEIGHT 150	EYES BROWN	HAIR BROWN
POLICE DEPARTMENT BOSTON P.D. AREA A-1		OFFICER ID #7353	CC NUMBER 060204410
COMPLAINT DATE 04/19/2006		COMPLAINANT JAMES MOY	
OFFENSE DATE 04/19/2006		PLACE OF OFFENSE 1 LINCOLN STREET BOSTON ,MA	

TO ANY JUSTICE OR CLERK-MAGISTRATE OF THE BOSTON MUNICIPAL COURT DEPARTMENT

The within named and undersigned complainant, on behalf of the Commonwealth, on oath complains that on the date and at the location stated herein the defendant did commit the offense(s) listed below in the City of Boston and within the judicial district of the Boston Municipal Court Department.

BOSTON MUNICIPAL COURT DEPARTMENT
CENTRAL DIVISION, CRIMINAL BUSINESS
EDWARD W. BROOKE COURTHOUSE
24 NEW CHARDON STREET
6TH FLOOR
BOSTON, MA 02114
(617) 788-8600

1 266:120 TRESPASS C266 S120

DID WITHOUT RIGHT ENTER OR REMAIN IN OR UPON THE DWELLING HOUSE, BUILDING, BOAT, IMPROVED OR ENCLOSED LAND, WHARF OR PIER OF ANOTHER, AFTER HAVING BEEN FORBIDDEN TO DO SO BY THE PERSON WHO HAD THE LAWFUL CONTROL OF SUCH PREMISES, EITHER DIRECTLY OR BY NOTICE POSTED THEREON, OR IN VIOLATION OF A COURT ORDER PURSUANT TO G.L. C.208, S.34B OR G.L. C.209A, S.S. 3-4, IN VIOLATION OF G.L. C.266, S.120. (PENALTY: NOT MORE THAN 30 DAYS; OR NOT MORE THAN $100; OR BOTH; G.L. C.90, S.24A REQUIRES THAT ANY CONVICTION INVOLVING THE USE OF A MOTOR VEHICLE MUST BE REPORTED TO THE REGISTRAR OF MOTOR VEHICLES.)

5/19 PRE-TRIAL CONFERENCE RM 11
PRE-TRIAL HEARING RM

COMPLAINT OR AUTHORIZED OFFICER	SWORN TO BEFORE CLERK-MAGISTRATE/ASST. CLERK	ON (DATE)	ADDITIONAL COUNTS ATTACHED
X	X		
CHIEF JUSTICE **Hon. Charles R. Johnson**	COURT ADDRESS	BOSTON MUNICIPAL COURT CRIMINAL DIVISION 6TH FLOOR, 24 NEW CHARDON STREET, BOSTON, MA 02114	

Commonwealth of Massachusetts

SUFFOLK, ss

Boston Municipal Court Department
For Criminal Business

TRIAL COURT OF THE COMMONWEALTH

NOTICE

You are hereby notified that you must appear at the Primary Court Session of the Boston Municipal Court Department, Rm. 403 - 404 at nine o'clock in the morning:

May 13th (Date) 9:00 a.m.

Failure to appear shall constitute a violation of the conditions of your bail.

Failure to appear may subject you to a default and a warrant to issue for your arrest.

You are, also, as a condition of bail to keep the peace. In the event you are arrested during the pendency of this case you may be found to violate the terms of your bail and may be subjected to revocation of your recognizance and you may be held in custody without bail up to sixty days or until your case is disposed of.

I acknowledge my receipt and understanding of this notice, and I will notify the Clerk of the Boston Municipal Court Department of any change in my address prior to my scheduled appearance in that court as soon as such change occurs.

X [signature]
(Signature of defendant)

DEFENDANT